UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006

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EDGETECH INTERNATIONAL, INC.

 (Exact name of registrant as specified in its charter)

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Nevada	000-49721	88-0232142
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

940 North Federal Highway

Suite 302

Pompano Beach, Florida 33062

(Address of Principal Executive Office) (Zip Code)

(800) 655-0945

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On May 4, 2006, Edgetech International, Inc. (the “Registrant” or the “Company”) dismissed OTC Stock Transfer as the Company’s transfer agent and appointed National Stock Transfer, Inc. (“National”) as its transfer agent pursuant to a written agreement by and between the Registrant and National dated the same date.

The agreement generally provides for National to serve as the Company’s transfer agent for the Company’s common stock and preferred stock and otherwise contains customary terms and conditions relating to such services.

Item 3.02

Unregistered Sales of Equity Securities

On May 2, 2006, the Registrant issued 5,292,000 restricted shares of the Company’s common stock upon conversion by a limited number of non-affiliated holders of debt aggregating $52,920, including unpaid principal and interest, convertible by its express terms at the rate of $.01 per share. The shares were issued pursuant to Section 4 (2) under the Securities Act of 1933, as amended (the “Securities Act”), based upon the limited number of offerees, their relationship to the Company, the number of shares offered, the size of the offering, and the manner of such offering.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company is amending its articles of incorporation, as amended, as of the date of filing of this Report, or shortly thereafter, to reflect its recent 100:1 reverse stock split, to reflect a 2:1 forward stock split to be effective May 10, 2006 or such other date as may be approved by the Market Integrity Department/NASDAQ Stock Market, and certain other clarifying amendments.

Item 8.01

Other Events

The Company is effecting a 2:1 forward stock split of its issued and outstanding shares of common stock to be effective May 10, 2006 or such other date as may be approved by the Market Integrity Department/NASDAQ Stock Market.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description

3.6	Certificate of Amendment to Articles of Incorporation of the Registrant(1)
3.7	Certificate of Amendment to Articles of Incorporation of the Registrant, including Amended and Restated Articles of Incorporation(1)
3.8	Certificate to Accompany Restated Articles of Incorporation of the Registrant (1)
3.9	Certificate of Amendment to Articles of Incorporation of the Registrant(1)
10.8	Agreement dated May 4, 2006 by and between the Registrant and National Stock Transfer, Inc. (1)

———————

(1)

Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EDGETECH INTERNATIONAL, INC.

By:	/s/ LEV PARNAS
Lev Parnas President

Date: May 8, 2006

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